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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                            -------------------


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report: October 22, 1998
                     (Date of earliest event reported)

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                        FEDERAL EXPRESS CORPORATION
          (Exact name of registrant as specified in its charter)


                                 Delaware
                         (State of Incorporation)

            1-7806                        71-0427007
     (Commission File Number)       (IRS Employer Identification No.)


             2005 Corporate Avenue, Memphis, Tennessee  38132
                 (Address of principal executive offices)

    Registrant's Telephone Number, including area code: (901) 369-3600

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 333-49411, which was declared effective on June 11, 1998.

Exhibit              Description of Exhibit
-------              ----------------------

1. Form of Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N679FE), dated as of June 15, 1998, as amended and restated as of October 1, 1998, between State Street Bank and Trust Company of Connecticut, National Association (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee")

1.a                  Form of Equipment Trust Certificate
                     (included in Exhibit 1)

2. Form of Participation Agreement (Federal Express Corporation Trust No. N679FE), dated as of June 15, 1998, as amended and restated as of October 1, 1998, among Federal Express Corporation (the "Lessee"), AmSouth Leasing, Ltd. and National City Leasing Corporation (the "Owner Participants"), the Indenture Trustee, the Owner Trustee and First Security Bank, National Association
                     (the "Pass Through Trustee" and the "Subordination Agent")

3. Form of Trust Agreement (Federal Express Corporation Trust No. N679FE), dated as of June 15, 1998, as amended and restated as of October 1, 1998, among the Owner Participants and the Owner Trustee

4. Form of Lease Agreement (Federal Express Corporation Trust No. N679FE), dated as of June 15, 1998, as amended and restated as of October 1, 1998, between the Owner Trustee, as Lessor, and the Lessee

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By: /s/  MICHAEL W. HILLARD
                                     ----------------------------------
                                     Michael W. Hillard
                                     Vice President and Controller
                                     (principal accounting officer)


Dated:  October 22, 1998


                               EXHIBIT INDEX
                               -------------


Exhibit              Description of Exhibit
-------              ----------------------

1. Form of Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N679FE), dated as of June 15, 1998, as amended and restated as of October 1, 1998, between State Street Bank and Trust Company of Connecticut, National Association (the "Owner Trustee") and First Security Bank, National Association (the "Indenture Trustee")

1.a                  Form of Equipment Trust Certificate
                     (included in Exhibit 1)

2. Form of Participation Agreement (Federal Express Corporation Trust No. N679FE), dated as of June 15, 1998, as amended and restated as of October 1, 1998, among Federal Express Corporation (the "Lessee"), AmSouth Leasing, Ltd. and National City Leasing Corporation (the "Owner Participants"), the Indenture Trustee, the Owner Trustee and First Security Bank, National Association
                     (the "Pass Through Trustee" and the "Subordination Agent")

3. Form of Trust Agreement (Federal Express Corporation Trust No. N679FE), dated as of June 15, 1998, as amended and restated as of October 1, 1998, among the Owner Participants and the Owner Trustee

4. Form of Lease Agreement (Federal Express Corporation Trust No. N679FE), dated as of June 15, 1998, as amended and restated as of October 1, 1998, between the Owner Trustee, as Lessor, and the Lessee